American Freedom

U.S. Government Money Market Fund

SUPPLEMENT DATED OCTOBER 2, 2006 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 28, 2006

One September 29, 2006, the Board of Trustees of the American Freedom U. S. Government Money Market Fund authorized an orderly liquidation of the Fund, subject to shareholder approval.  The proposed effective date for the liquidation has yet to be determined.

Both Class I and Class II of the Fund were closed to new investors, effective on September 27, 2006 in preparation for the liquidation.

Additional information will be provided to Fund shareholders.